FLORIDA ROCK INDUSTRIES, INC.
155 East 21st Street, Jacksonville, Florida 32206
__________________________________

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders:

	The Annual Meeting of Shareholders of Florida Rock Industries, Inc. will be held at 9 o'clock in the morning, local time, on Wednesday, February 7, 2001 at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida 32206, for the following purposes, as more fully described in the attached proxy statement:

1.	To act upon a proposal to approve the Company's 2000 Stock
Plan.

2.	To elect three directors to serve for a term of three years.

3.	To transact such other business as may properly come before
the meeting or any adjournments thereof.

	Shareholders of record at the close of business on December 4, 2000 are entitled to vote at said Annual Meeting or any adjournment or adjournments thereof.

						BY ORDER OF THE BOARD OF DIRECTORS


December 20, 2000				 	Dennis D. Frick
         					   	  	  Secretary


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE
THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ACCOMPANYING ENVELOPE.  IF YOU ATTEND THE MEETING,
YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.






FLORIDA ROCK INDUSTRIES, INC.
155 East 21st Street, Jacksonville, Florida 32206

PROXY STATEMENT
ANNUAL MEETING - February 7, 2001

	The attached proxy is solicited from you by the Board of Directors of Florida Rock Industries, Inc. ("we" or the "Company") for use at the annual meeting of the shareholders to be held on Wednesday, February 7, 2001 at 9 o'clock in the morning, local time, and any adjournments thereof, at the principal offices of the Company, 155 East 21st Street, Jacksonville, Florida 32206. You may revoke the proxy by written notice to the Secretary of the Company at any time before its exercise.

	Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with your directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

	This proxy statement and the accompanying proxy are being distributed on or about December 20, 2000.

VOTING PROCEDURES

	The holders of record of common stock at the close of business on December 4, 2000 may vote at the meeting. On such date there were outstanding 18,577,567 shares of common stock of the Company. Under the Company's Restated Articles of Incorporation and Bylaws, each share of common stock is entitled to one vote. Under the Company's Bylaws, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the meeting.

	Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast and other matters are approved if the affirmative votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter exceed the votes opposing the action, unless a greater number of affirmative votes is required by this act or the Company's Restated Articles of Incorporation. Abstentions and broker non-votes will have no effect on the vote for election of directors and most routine matters. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

1.	PROPOSAL TO ADOPT THE COMPANY'S 2000 STOCK PLAN

General

	The Board of Directors of the Company has adopted the Florida Rock Industries, Inc. 2000 Stock Plan (the "Plan"), subject to shareholder approval. The Board of Directors recognizes the value of stock incentives in assisting the Company in attracting, retaining and motivating employees and in enhancing the long-term mutuality of interest between Florida Rock Industries, Inc. shareholders and its officers and directors. Since only 4,500 shares of common stock remain available for grant under the Company's current stock plans, the Board of Directors has approved the Plan which authorizes the issuance of up to 750,000 shares of the Company's common stock.

	The Board of Directors or a committee (either herein the "Committee") of the Board may grant stock options, stock appreciation rights, restricted stock and certain stock bonuses to directors, officers and other employees of the Company and its subsidiaries. The number of grantees may vary from year to year. The number of employees who have participated in current stock plans is estimated to be approximately 135. The Committee administers the Plan and its determinations are binding upon all participants in the Plan.

	The maximum number of shares of the Company's common stock that may be issued under the Plan is 750,000. Any shares of common stock subject to an award which for any reason are canceled, terminated or otherwise settled without the issuance of any common stock are again available for awards under the Plan.
If payment for an award or the satisfaction of related withholding tax liabilities is effected through the surrender of common stock or the withholding of common stock, the number of shares of common stock available for awards under the Plan shall be increased by the number of shares of common stock so surrendered or withheld. The maximum number of shares of common stock which may be issued under the Plan to any one employee shall not exceed 20% of the aggregate number of shares of common stock that may be issued under the Plan. The shares may be unissued shares or treasury stock. If there is a stock split, stock dividend, recapitalization, spin-off, exchange or other similar corporate transaction or event affecting the Company's common stock, appropriate adjustments may be made by the Committee in the number of shares issuable in the future and in the number of shares and price under all outstanding grants made before the event.

Grants Under the Plan

	Stock Options for Employees: The Committee may grant any participants nonqualified options and employees options qualifying as incentive stock options. The option price of either a nonqualified stock option or an incentive stock option will be not less than the fair market value of the common stock on the date of the grant. Options qualifying as incentive stock options must meet certain requirements of the Internal Revenue Code. To exercise an option, an employee may pay the option price in cash, or if permitted by the Committee, by withholding shares otherwise issuable on exercise of the option or by delivering other shares of common stock, if such shares have been owned by the optionee for at least six months. The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine the time or times when each option is exercisable. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. Unless the Committee shall determine otherwise, all outstanding options become immediately exercisable in the event of a change-in-control of the Company.

	Stock Appreciation Rights: The Committee may grant a stock appreciation right (a "SAR") in conjunction with the option granted under the Plan or separately from any option. Each SAR granted in tandem with an option may be exercised only to the extent that the corresponding option is exercised, and such SAR terminates upon termination or exercise of the corresponding option. Upon the exercise of a SAR granted in tandem with an option, the corresponding option will terminate. SAR's granted separately from options may be granted on such terms and conditions as the Committee establishes. If an employee exercises a SAR, the employee will generally receive a payment equal to the excess of the fair market value at the time of exercise of the shares with respect to which the SAR is being exercised over the price of such shares as fixed by the Committee at the time the SAR is granted. Payment may be made in cash, in shares of the Company's common stock, or by combination of cash and shares as the Committee determines.

	Restricted Stock: The Committee may grant awards of restricted stock to employees under the Plan. The restrictions on such shares shall be established by the Committee, which may include restrictions relating to continued employment and Florida Rock Industries, Inc.'s financial performance. The Committee may issue such restricted stock awards without any cash payment by the employee, or with such cash payment as the Committee may determine. All restrictions may lapse in the event of a change-in-control of the Company. The Committee has the right to accelerate the vesting of restricted shares and to waive any restrictions.

	Stock Bonuses: The Committee may grant a bonus in shares of the Company's common stock to employees under the Plan. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to such employee.

	Director Participation: In the discretion of the Committee, non-employee directors may participate in the Plan, except no incentive stock options may be granted to non-employee directors.

	Tax Withholding: The Committee may permit a participant in the Plan to satisfy applicable federal, state and local income tax withholding requirements through the delivery to the Company of previously-acquired shares of common stock or by having shares otherwise issuable under the Plan withheld by the Company.

	Other Information: Except as permitted by the Committee, awards under the Plan are not transferable except by will or under the laws of descent and distribution. The Board may terminate the Plan at any time but such termination shall not affect any stock options, SAR's, restricted stock or stock bonuses then outstanding under the Plan. Unless terminated by action of the Board, the Plan will continue in effect until September 30, 2010, but awards granted prior to such date will continue in effect until they expire in accordance with their original terms. The Board may also amend the Plan as it deems advisable. Amendments which (1) materially modify the requirements for participation in the Plan,
(2) increase the number of shares of the Company's common stock subject to issuance under the Plan, or (3) change the minimum exercise price for stock options as provided in the Plan, must be submitted to shareholders for approval.

Federal Income Tax Consequences

	With respect to incentive stock options, if the holder of an option does not dispose of the shares acquired under exercise of the option within one year from the transfer of such shares to such employee, or within two years from the date the option to acquire such shares is granted, then for federal income tax purposes (1) the optionee will not recognize any income at the time of exercise of the option; (2) the excess of the fair market value of the shares as of the date of exercise over the option price will constitute an "item of adjustment" for purposes of the alternative minimum tax; and (3) the difference between the option price and the amount realized upon the sale of the shares by the optionee will be treated as a long-term capital gain or loss. The Company will not be allowed a deduction for federal income tax purposes in connection with the granting of an incentive stock option or the issuance of shares thereunder.

	With respect to the grant of options which are not incentive stock options, the person receiving an option will recognize no income on receipt thereof. Upon the exercise of the option, the optionee will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised. The Company generally will receive an equivalent deduction at that time.

	With respect to restricted stock awards and bonuses of common stock, an amount equal to the fair market value of the Company's shares distributed to the employee (in excess of any purchase price paid by the employee) will be includable in the employee's gross income at the time of receipt unless the award is not transferable and subject to a substantial risk of forfeiture as defined in Section 83 of the Internal Revenue Code (a "Forfeiture Restriction"). If an employee receives an award subject to a Forfeiture Restriction, the employee may elect to include in gross income the fair market value of the award. In the absence of such an election, the employee will include in gross income the fair market value of the award subject to a Forfeiture Restriction on the earlier of the date such restrictions lapse or the date the award becomes transferable. The Company generally is entitled to a deduction at the time and in the amount that the income is included in the gross income of an employee.

	With respect to stock appreciation rights, the amount of any cash (or the fair market value of any common stock) received upon the exercise of a stock appreciation right will be subject to ordinary income tax in the year of receipt and the Company generally will be entitled to a deduction for such amount.

	Subject to shareholder approval of the Plan, on December 6, 2000 the Committee granted non-qualified stock options under the Plan for 243,200 shares at the fair market value and price of $34.3125 per share to 164 employees, including 46,200 shares to ten of our current officers, of which Edward L. Baker and John D. Baker II each received awards for 8,750 shares and C. J. Shepherdson, Clarron E. Render Jr. and Thompson S. Baker II each received awards for 4,200 shares. See "Executive Compensation" for further information about our officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FLORIDA ROCK INDUSTRIES, INC. 2000 STOCK PLAN.

2.	ELECTION OF DIRECTORS

	Under our Articles of Incorporation, the Board of Directors is divided into three classes. One class of directors is elected at each annual meeting of shareholders for a three-year term of
office.   We have nominated the directors listed below to be re-
elected to hold office until the 2004 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

	The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after the 2001 annual meeting. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

NAME AND PRINCIPAL		DIRECTOR	        OTHER
    OCCUPATION    	AGE	 SINCE  	    DIRECTORSHIPS

Class III - Nominees for Terms Expiring in 2004

Thompson S. Baker II	42	 1991	    Patriot Transpor-
 Vice President of the			          tation Holding,
 Company			                      	Inc.

Luke E. Fichthorn III	59	 1972	    Bairnco Corporation
 Partner in Twain			              Patriot Transpor-
 Associates (a private			          tation Holding,
 investment banking firm);			     Inc.
 Chairman of the Board
 and Chief Executive Officer
 of Bairnco Corporation
 (manufacturing)
C. J. Shepherdson	      84	 1972
 Vice President of the
 Company

DIRECTORS CONTINUING IN OFFICE AFTER THE 2001 ANNUAL MEETING

Class I - Terms Expiring in 2002

A. R. Carpenter	      58	 1993	    Regency Realty
Vice Chairman of			           	Corporation
 CSX Corp.						    Stein Mart, Inc.
							   	    Birmingham Steel
			  				          Corp.

John D. Baker II		52	 1979	    Patriot Transpor-
 President and Chief			    	     tation Holding,
 Executive Officer 			 	          Inc.
 of the Company					    Hughes Supply, Inc.

Charles H. Denny III	68	 1975
 Investments

G. Kennedy Thompson		50	 1998	    First Union
 President and Chief			 	     Corporation
 Executive Officer,
 First Union Corporation

Class II - Terms Expiring in 2003

Edward L. Baker		65	 1970	    Patriot Transpor-
 Chairman of the Board			 	     tation Holding,
 of the Company			 		     Inc.
Flowers Industries,
 Inc.

Francis X. Knott		55	 1988	    Patriot Transpor-
 Chairman of Partners			 	     tation Holding,
 Management Company, LLC			          Inc.
 and Partners Realty Trust, Inc.

Radford D. Lovett		67	 1984	    First Union Cor-
 Chairman of the Board of			     poration
 Commodores Point Terminal			    Winn-Dixie Stores,
 Corp. (marine terminal)			          Inc.
							         Patriot Transpor-
							          tation Holding,
							          Inc.
All of the nominees and directors have been employed in their respective positions for the past five years, except John D. Baker
II and G. Kennedy Thompson. In February 1996, John D. Baker II was elected to the additional position of Chief Executive Officer of the Company. Effective January 2000 Mr. Thompson was elected
President and effective April 18, 2000 Chief Executive Officer,
First Union Corporation.  Mr. Thompson was Vice Chairman of First
Union Corporation from October 1998 through December 1999.
Previously, he served as Managing Director, First Union Capital
Markets Group.

Edward L. Baker and John D. Baker II are brothers. Thompson S.
Baker II is the son of Edward L. Baker.

See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for a discussion of the relationships between the Company and Patriot
Transportation Holding, Inc.

Other Information About the Board and Its Committees

Meetings. During the fiscal year ended September 30, 2000 the Company's Board of Directors held five meetings. Directors who are not employees of the Company or its subsidiaries are paid annual fees of $15,000 plus $2,000 for each directors' meeting attended. Members of the Company's Audit and Compensation Committees receive $300 and the Chairman of each committee receives $500 for each committee meeting attended. Members of the Long Range Planning Committee receive $1,250 for each committee meeting held. All such directors currently participate in the Company's Directors Stock Purchase Plan under which a director may designate all, or any part, of his director's compensation for investment in the Company's Stock purchased in the open market through a broker. The Company matches 25% of the director's designated portion and pays all broker commissions.

Executive Committee. Edward L. Baker and John D. Baker II comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2000 the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

Audit Committee. Messrs. Denny, Fichthorn, Knott and Thompson comprise the Audit Committee. The Audit Committee recommends the appointment of independent accountants to audit the Company's consolidated financial statements and to perform professional services related to the audit; meets with the independent accountants and reviews the scope and results of their audit; reviews the fees charged by the independent auditors; considers the independence of the auditors; and reviews and approves non-audit fees paid to the independent auditors. The Audit Committee also reviews the scope and results of internal audits. During fiscal 2000, the Audit Committee adopted and the Board of Directors approved the Audit Committee Charter, the text of which is attached as an Appendix to this Proxy Statement. Pursuant to this Charter, the Board of Directors has found that each of the members of the Audit Committee is independent and financially literate, and that Mr. Thompson, who is Chairman, has financial management expertise. In reaching such findings, the Board considered the financial, business and occupational experience, as well as the past services as a director of each Audit Committee member. During fiscal 2000, the Audit Committee held three meetings.

Compensation Committee. Messrs. Carpenter, Lovett and Fichthorn comprise the Compensation Committee. The Committee determines the compensation for the Chief Executive Officer and reviews and approves compensation for other corporate officers and certain other members of management. In addition, the Committee administers the Company's stock option plans, subject to control of the Board of Directors, and the Management Incentive Compensation program. During fiscal 2000, the Compensation Committee held two meetings.

Long Range Planning Committee.  Messrs. Edward L. Baker, John D.
Baker II, Carpenter, Fichthorn, Lovett and Thompson comprise the
Long Range Planning Committee.  The Committee reviews the
Company's long-term strategic initiatives. During fiscal 2000, the Long Range Planning Committee held one meeting.

The full Board of Directors acts as the Nomination Committee.

During the last fiscal year each of the directors attended 75% or more of all meetings of the Board and its Committees on which the director served, except for A. R. Carpenter who attended 40% of such meetings.






Audit Committee Report

With respect to the Company's fiscal year ended September 30, 2000, the Audit Committee of the Board of Directors (a) has reviewed and discussed the Company's audited financial statements for fiscal 2000 with management; (b) has discussed with Deloitte & Touche LLP any matters required of auditors to be discussed with the Audit Committee by SAS 61 (relating to additional information from the auditor regarding the scope and results of the audit);
(c) has received written disclosures and a letter from Deloitte & Touche LLP required by ISB Standard No. 1 and has discussed with representatives of Deloitte & Touche LLP their independence; and
(d) recommended to the Board of Directors that the Company's fiscal 2000 audited financial statements be included in the Company's annual report on Form 10-K.

Submitted by:					G. Kennedy Thompson, Chairman
							Charles H. Denny III
							Luke E. Fichthorn III
							Francis X. Knott
							Members of the Audit Committee

Executive Compensation

Summary Compensation Table

     The following table sets forth information concerning the compensation of our Chief Executive Officer and our other four most highly compensated executive officers who served in such capacities at any time during the fiscal year ended September 30, 2000:

Long Term	  All
   			  			  Annual		   Com-	 Other
	    				    Compensation	pensation	Compen-
Name and Principal		  Salary	  Bonus	 Options	sation
   Position         Year	  ($)(a) 	  ($)(a)	    #     ($) (b)

John D. Baker II	2000	  460,000	 206,800	    -	26,605(c)
 President and	  	1999	  416,250	 215,000	    -	27,061(c)
 Chief Executive	1998	  360,000	 150,000	    -	27,957(c)
 Officer

Edward L. Baker	2000	  452,500	 202,400	    -	35,005(d)
 Chairman of the	1999	  427,500	 215,000	    -	36,437(d)
 Board 		     1998	  413,750	 168,000	    -	38,117(d)

C. J. Shepherdson	2000   293,750	 147,500	    -	13,678
 Vice President	1999	  288,750	 145,000	    -	14,492
 			     1998   282,500	 142,500	    -	15,178


Clarron E. 		2000	  221,250	 112,500	    -	13,678
 Render Jr.		1999	  206,250	 105,000	    -	14,037
 Vice President	1998	  191,250	  97,500	    -	14,067

Thompson S.		2000	  221,250	 110,250	    -	13,628
 Baker II		     1999	  207,500	 105,000	    -	14,425
 Vice President	1998	  195,000	  50,000	    -	14,281

(a)	Includes amounts deferred under the Company's Profit Sharing and Deferred Earnings Plan. Bonuses are accrued in the year earned and paid in the following year.

(b)	Represents the contribution to the Company's Profit Sharing
and Deferred Earnings Plan.

(c)	Includes $11,927 in 2000, $12,569 in 1999 and $12,556 in
1998, the present value of the benefit of a split-dollar premium paid during the fiscal year.

(d)	Includes $21,327 in 2000, $21,945 in 1999 and $22,602 in
1998, the present value of the benefit of a split-dollar premium paid during the fiscal year.

Option Grants in the Last Fiscal Year

	No stock options were granted to the executive officers named in the Summary Compensation table during the fiscal year ended
September 30, 2000.

Option Exercises and Year End Values

The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2000 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table.







									     Value of
	   								    Unexercised
						   Number of	    In-The-Money
						   Options at	      Options at
  September 30, 2000    September 30,
		 Shares						   2000 (1)
  	    Acquired on  Value Exercis- Unexercis- Exercis Unexercis-
Name	   Exercised(1) Realized  able#   able#      able$   able$
John D.
Baker II     -          -     95,000  40,000   2,273,519  921,350

Edward
L. Baker     -          -    150,000  40,000   3,801,000  921,350

C.J.
Shepherdson  -          -     54,000  12,000   1,382,198  276,405

Clarron E.
Render Jr.   -          -     45,000  12,000   1,140,301  276,405

Thompson S.
Baker II     -          -     33,000  12,000     817,771  276,405

(1)	The closing price of the Company's common stock on the New
York Stock Exchange composite transactions on September 30, 2000 of $39.44 less the exercise price, was used in calculating the value of unexercised and exercisable options.

Pension Plan

	We have a Management Security Plan (the "MSP Plan") for certain officers, including directors who are officers, and certain key employees. Benefit levels have been established on the basis of base compensation. The MSP Plan provides that in the event a participant dies prior to his retirement his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter, until his death, the benefit level in monthly payments. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first. The annual retirement benefit levels in effect at September 30, 2000 for the executive officers named above participating in the MSP Plan were:

	John D. Baker II		$235,000
	Edward L. Baker		$230,000
	C. J. Shepherdson		$147,500
	Thompson S. Baker II	$112,500
	Clarron E. Render Jr.	$112,500

In addition to amounts stated in the above table, the Company has entered into a retirement benefit contract with C. J. Shepherdson which provides for annual retirement benefits of $20,000 payable to Mr. Shepherdson or his spouse until the death of the survivor.

COMPENSATION COMMITTEE REPORT

	The Compensation Committee of the Board of Directors ("the Committee") determines the compensation of our Chief Executive Officer and reviews and approves compensation of other officers and members of management reaching a salary level established by the Board. In addition, the Committee administers our stock option plans, subject to control of the Board, and the Management Incentive Compensation ("MIC") program. The full Board ratifies the recommendations of the Committee.

	The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

	Base salary levels for executives are established taking into consideration business conditions, the Company's size and performance and peer group and industry compensation levels. The
Chief Executive Officer's salary is based on these factors and his performance in leading the Company and its businesses.

	The MIC program provides officers and key employees an opportunity for annual incentive compensation. The program provides an annual cash bonus as a financial incentive to participants who achieve their business unit's and the Company's goals and objectives. Profit levels are set for various segments of the business. Depending on the level of profitability obtained, an individual may become eligible for a bonus equal to a certain percentage of his year end base salary ranging up to a maximum of 50%. However, that bonus may then be adjusted down based on the degree by which the individual accomplishes his individual goals and objectives for the year. The total amount of MIC for the entire Company in any year is limited to 15% of consolidated income before income taxes. At the beginning of each year, after taking into consideration the outlook for the general economy, the construction materials industry, the Company's markets, prior year performance and the budget for the upcoming year the Committee approves target levels of net income as adjusted by certain items as profit levels on which the Chief Executive Officer's MIC is based.

	The Committee believes that long-term compensation in the form of stock options is critical in motivating and rewarding the creation of long-term shareholder value by linking the compensation provided to officers and other key management personnel with gains realized by the shareholders. In addition, the vesting periods associated with stock options encourage this key group to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the cost to exercise the option and the individual's relative base salary, scope of responsibility, ability to affect profits and value to the Company.

Submitted by:				Luke E. Fichthorn III, Chairman
A. R. Carpenter
                       		Radford D. Lovett
					Members of the Compensation Committee

	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the Shareholder Return Performance that follows shall not be incorporated by reference into any such filings.







Compensation Committee Interlocks and Insider Participation

	Two members of the Compensation Committee, Messrs. Fichthorn and Lovett, are among the six directors of the Company who are also directors of Patriot Transportation Holding, Inc.
("Patriot"). Mr. Lovett is also a member of the Compensation Committee of Patriot. The other four directors of both Patriot and the Company who are not members of the Compensation Committee are Edward L. Baker, John D. Baker II, Thompson S. Baker II and
Francis X. Knott. The six directors own approximately 44.3% of the stock of Patriot and 30.1% of the stock of the Company. Accordingly, the Bakers, who own approximately 29.7% of the stock of the Company and 43.2% of the stock of Patriot, may be considered to be control persons of both the Company and Patriot.

	Mr. A. R. Carpenter, who is a director and member of the Compensation Committee of the Company, also serves as a member of the Compensation Committee of the Board of Directors of Regency Realty Corporation. Mr. Martin E. Stein Jr., who is a director of Patriot, is a director, Chairman and Chief Executive Officer of Regency Realty Corporation.

	There were no other interlocks of executive officers or board members of the Company serving on the compensation or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committees or Board of Directors of the Company.

Shareholder Return Performance

The following graph compares the performance of the Company's Common Stock to The S&P 600 Smallcap Index and a peer group of industry companies for the period commencing September 30, 1995 and ending on September 30, 2000. The graph assumes that $100 was invested on September 30, 1995 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends. The Peer Group consists of the following companies: Florida Rock Industries, Inc., Lafarge Corporation, Martin Marietta Materials, Inc., Southdown, Inc., Texas Industries, Inc. and Vulcan Materials Company. This group is consistent with the group used in the proxy last year.






Index as of September 30

                  1995   1996   1997   1998   1999   2000
Florida Rock       100    105    220    189    262    301
S&P 600 Index      100    115    158    134    157    195
Peer Group         100    113    189    184    213    221

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Six of the Company's directors (Edward L. Baker, John D. Baker II, Thompson S. Baker II, Luke E. Fichthorn III, Francis X. Knott and Radford D. Lovett) are directors of Patriot Transportation Holding, Inc. Such directors own approximately 44.3% of the stock of Patriot and 30.1% of the stock of the Company. Accordingly, the Bakers, who own approximately 29.7% of the stock of the Company and 43.2% of the stock of Patriot, may be considered to be control persons of both the Company and Patriot. See "Compensation Committee Interlocks and Insider Participation" for further information on the relationship between the Company and Patriot.

The Company and Patriot routinely are engaged in business together through the hauling by Patriot of petroleum products and other products for the Company and the leasing to the Company of construction aggregates mining and other properties. Patriot has numerous petroleum hauling competitors at all terminal and plant sites and the rates charged are, accordingly, established by competitive conditions. Approximately 7.6% of Patriot's revenue was attributed to the Company during fiscal year 2000.

In September 2000, the Company purchased interests in lands containing sand mining reserves in Putnam County, Florida from Edward L. Baker for $2,470,000 and from a trust in which Edward L. Baker and John D. Baker II each have a one-third beneficial interest for $109,502. The transaction including the purchase price were reviewed and approved on behalf of the Company by a committee of independent directors.

Mr. Fichthorn provided the Company with financial consulting and other services during fiscal 2000 for which he received $60,000.

In November 2000, after approval by committees of independent directors of each of the Company and Patriot, the Company purchased from Patriot real properties near Rome, Georgia and Springfield, Virginia for $2,600,000, in a transaction deemed by the Company to be a tax deferred exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.

In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes set forth the beneficial ownership of our common stock by each person known by us to own beneficially more than 5% of the common stock of the Company.


  NAME AND ADDRESS       AMOUNT AND NATURE	       PERCENT
OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP	       OF CLASS

Baker Holdings, LP          4,108,172 (1)	   	   	  21.6%
Edward L. Baker               521,242 (1)		    	   2.7%
John D. Baker II              966,383 (1)		  	   5.1%
 P.O. Box 4667              5,595,797 (1)		  	  29.4%
 Jacksonville, FL 32201

Fidelity Management &         764,500 (2)	         	   4.2%
 Research
Fidelity Management Trust     795,360 (2)	       	   4.4%
 Company
 82 Devonshire Ct
 Boston, MA 02109
Fidelity International        352,140 (2)           	   1.9%
 Limited
 Pembroke Hall
 42 Crowland
 Hamilton, Bermuda          _________		  		  ____
                     	    1,912,000	        	  	  10.3%

Royce & Associates, Inc.    1,089,800 (3)	         	   5.8%
Royce Management Company       27,500 (3)	              .2%
 1414 Avenue of the Americas_________		       	  ____
New York, NY  10019         1,117,300 (3)	             6.0%

(1)	Baker Holdings, LP is a limited partnership in which Edward
L. Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II have a pecuniary interest in 1,369,390 shares. Ownership is reported as of November 30, 2000. See "Common Stock Ownership By Directors and Officers" including the notes thereunder for an aggregation and identification of these shares with other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)	Fidelity Management & Research Company is a wholly-owned
subsidiary of FMR Corp. and an investment adviser registered under
Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 764,500 shares or 4.125% of the common stock outstanding of Florida Rock Industries, Inc. ("the Company") as a result of acting as investment adviser to various investment companies (the "funds") registered under Section 8 of the Investment Company Act of 1940.

Edward C. Johnson III, FMR Corp., through its control of Fidelity, and the funds collectively each has sole power to dispose of the 764,500 shares owned by the Funds.

Neither FMR Corp. nor Edward c. Johnson III, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds' boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' boards of trustees.

Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 795,360 shares or 4.292% of the common stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s).

Edward C. Johnson III and FMR Corp., through its control of
Fidelity Management Trust Company, each has sole dispositive power over 795,360 shares and sole power to vote or to direct the voting of 795,360 shares.

Fidelity International Limited provides investment advisory and managements services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 352,140 shares or 1.900% of the common stock outstanding of the Company.

Fidelity International Limited is a Bermudan joint stock company incorporated for an unlimited duration by private act of the Bermuda Legislature (FIL).


Prior to June 30, 1980, FIL was a majority-owned subsidiary of Fidelity Management & Research Company (Fidelity), a wholly-owned subsidiary of FMR. On that date, the shares of FIL held by Fidelity were distributed, as a dividend, to the shareholders of FMR Corp. FIL currently operates as an entity independent of FMR Corp. and Fidelity. The International Funds and FIL's other clients, with the exception of Fidelity and an affiliated company of Fidelity, are non-U.S. entities.

FMR Corp. and Fidelity International Limited stated that they are of the view that they are not acting as a "group" for purposes of
Section 13(d) under the Securities Exchange Act of 1934 (the "1934 Act"), and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR Corp. stated that it made the filing on a voluntary basis as if all of the shares are beneficially owned by FMR Corp. and Fidelity International Limited on a joint basis. FMR Corp. as of August 9, 2000 has sole power to vote or direct the vote of 795,360 shares and sole dispositive power as to 1,559,860 shares.

(3)	Royce & Associates, Inc. ("Royce"), Royce Management Company
("RMC") and Charles M. Royce reported that they are members of a group pursuant to Securities and Exchange Commission Rule 13d-
(1)(b)(ii)(H). Mr. Royce, who may be deemed to be a controlling person of Royce and RMC, does not own any shares outside of Royce and RMC and disclaims beneficial ownership of the shares held by Royce and RMC. Each has sole voting and dispositive power as to the shares shown. Ownership is reported as of February 9, 2000.

COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

The following table and notes set forth the beneficial ownership of our common stock by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 30, 2000 and also includes shares held under options as of October 30, 2000 which are exercisable within 60 days of December 15, 2000.






    NAME OF	 		   AMOUNT AND NATURE		PERCENT OF
BENEFICIAL OWNER		  BENEFICIAL OWNERSHIP	  	   CLASS

Edward L. Baker		3,260,023 (1)(2)(3)(4)(5)   	   17.1%
John D. Baker II		2,335,774 (1)(2)(4)(5)(6)(7)	   12.3%
Thompson S. Baker II	   58,844 (5)(8)	    	   		*
A. R. Carpenter	   	   13,158	     				*
Charles H. Denny III	  233,741 (9)	    		   	    1.2%
Luke E. Fichthorn III	   48,466	     				*
Francis X. Knott	    	    8,624	     				*
Radford D. Lovett	   	   22,102	     				*
C. J. Shepherdson	   	   96,976	     				*
Clarron E. Render Jr.	   58,380	    			   		*
G. Kennedy Thompson	   	    1,881	     				*

All Directors and
Officers as a group
(18 people)			6,242,729 	  			   32.8%
*Less than 1%

The preceding table includes the following shares held under the Company's Tax Reduction Act Employee Stock Ownership Plan
("TRAESOP") as of October 30, 2000 as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of December 15, 2000.

				SHARES UNDER TRAESOP	SHARES UNDER OPTION

Edward L. Baker		  12,322				150,000
John D. Baker II		   7,506				 95,000
Thompson S. Baker II		 59				 33,000
All directors and
officers as a group   	  41,665				448,500

(1)	Includes out of the 4,108,172 shares owned directly by Baker
Holdings, LP, as to which Edward L. Baker and John D. Baker II, have shared voting and shared dispositive powers, for Edward L. Baker, 1,369,391 shares as to which he has a pecuniary interest and an additional 1,369,390 shares in which another person has a pecuniary interest, which 2,738,781 shares are excluded from those shown by John D. Baker II; the remaining 1,369,391 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II.

(2)	Includes for Edward L. Baker as to which he has sole voting
and sole dispositive powers 176,518 shares held in the Edward L. Baker Living Trust; 38,843 shares held directly by Edward L.
Baker; 106,920 shares held in trust for the benefit of children of John D. Baker II, which shares are excluded from those shown for John D. Baker II and as to which each of Edward L. Baker and John
D. Baker II disclaim any beneficial interest; and 685 shares in the Employee Stock Purchase Plan of the Company.

(3)	Includes for Edward L. Baker as to which he has sole
dispositive power but no voting power 30,438 shares in the Profit Sharing and Deferred Earnings Plan of the Company and 12,322 shares held for his account in the Company's TRAESOP, as to which he has sole voting power but no dispositive power.

(4)	Includes out of the 1,728 shares held by the Thompson S.
Baker Living Trust, as to which Edward L. Baker and John D. Baker II have shared voting and shared dispositive powers, for Edward Baker 576 shares as to which he has a pecuniary interest and an additional 576 shares in which another person has a pecuniary interest, which 1,152 shares are excluded from those shown for John D. Baker II; the remaining 576 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II; also includes for Edward L. Baker 4,364 shares held by the wife of Edward L. Baker as to which he disclaims any beneficial interest; and 150,000 shares held under option from the Company.

(5)	Edward L. Baker, John D. Baker II and Thompson S. Baker II
may be considered to be control persons of the Company.

(6)	Includes 777,908 shares held by the John D. Baker II Living
Trust as to which John D. Baker II has sole voting and sole dispositive power; includes for John D. Baker II, who has sole voting power but no dispositive power, 7,506 shares held for his account in the Company's TRAESOP; includes for John D. Baker II as to which he has sole dispositive power but no voting power 28,593 shares in the Profit Sharing and Deferred Earnings Plan of the Company; includes 2,800 shares owned by Mrs. John D. Baker II, as to which he disclaims any beneficial interest; and includes 95,000 shares held under option from the Company.

(7)	Regency Square II, a Florida general partnership, owns 54,000 shares of the Company. Trust B under the will of Martin E. Stein, deceased, as a general partner, holds a 46.2128% interest in the partnership. John D. Baker II is a co-trustee of the trust and as such has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the Company are included in the above table for John D. Baker II, who disclaims any pecuniary or other beneficial interest in such shares.

(8)	Includes 1,400 shares owned by Martha Frye Baker; 1,400
shares owned by Mary Cameron Baker; 1,400 shares owned by Julia
Elizabeth Baker; and 1,400 shares owned by Samuel McDonald Baker, as to which Thompson S. Baker II disclaims any beneficial interest.

(9)	Includes 4,000 shares owned by Mrs. Charles H. Denny III, as to which he disclaims any beneficial interest.

INDEPENDENT AUDITORS

The Audit Committee with the approval of the Board of Directors has selected Deloitte & Touche LLP as independent certified public accountants to examine the consolidated financial statements of the Company for fiscal 2001. Representatives of Deloitte & Touche LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting must be delivered in writing to the principal executive offices of the Company no later than August 17, 2001. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The New York Stock Exchange and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis.






COST OF SOLICITATION

We are paying cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will reimburse brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other electronic means by our directors, officers and other employees.

OTHER MATTERS

The Board of Directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

						BY ORDER OF THE BOARD OF DIRECTORS

December 20, 2000	          		Dennis D. Frick
   								   Secretary

PLEASE RETURN THE ENCLOSED FORM OF PROXY,
DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
ENVELOPE, WHICH REQUIRES NO POSTAGE.

SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF FLORIDA ROCK INDUSTRIES, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE TREASURER AT POST OFFICE BOX 4667, JACKSONVILLE, FLORIDA 32201.














APPENDIX

FLORIDA ROCK INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER

1. PURPOSE. The primary function of the Audit Committee (the "Committee") of Florida Rock Industries, Inc. (the "Company") is to monitor management's and the independent auditor's participation in the financial reporting process and to otherwise review and evaluate the audit efforts and independence of the independent accountants.
2.	COMPOSITION.
A. The Committee shall be comprised of three or more independent directors as determined by the Company's Board of Directors (the "Board").
B. Each member of the Committee shall be, in the opinion of the Board, financially literate, and at least one member must have accounting or related financial management expertise. No member of the Committee shall have any relationship to the Company that might interfere with such member's independence from the Company and its management. In addition, the following restrictions shall apply to every member of the Committee:
(i) No individual who is either an employee or executive officer of the Company or any of its affiliates (or an immediate family member of an employee or executive officer of the Company) may serve on the Committee until at least three (3) years following the termination of such person's employment; and
(ii) No individual who either is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company or who has a direct business relationship with the Company may serve on the Committee unless the Board determines that the relationship does not interfere with the exercise of such member's independent judgment; provided, however, that the Board need not make such determination if at least three (3) years have elapsed since the termination of such disqualifying relationship; and
(iii) No individual may serve on the Committee if such person is employed as an executive of another corporation whose compensation committee includes any of the executive officers of the Company. The members of the Committee shall be subject to such further or different restrictions and requirements for qualification as may be required from time to time by the Securities and Exchange Commission and any stock exchange which lists the Company's securities.



C.  The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Term of membership of the Committee is at the discretion of the Board, but maintenance of continuity while bringing a fresh perspective is to be considered. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full membership.
3.	MEETINGS.  The Committee shall meet at least twice annually, or more frequently as circumstances dictate.
4.	RESPONSIBILITIES AND DUTIES.  To fulfill its responsibilities and duties the Committee shall:
A.  Documents/Report Review
(i) Review and update this Charter periodically, at least annually, as conditions dictate.
(ii) Cause the Company's independent accountants to review, prior to filing, any interim financial statements of the Company to be included in its quarterly reports on Form 10-Q.
(iii) Discuss with management any significant issues raised by the independent accountants with respect to the quality of the Company's accounting principles and financial reporting processes.
(iv) Prepare and submit an audit committee report to be set forth in the Company's proxy statement which sets forth whether:
(a) the Committee has reviewed and discussed the Company's audited financial statements with management;
(b) the Committee has discussed with its independent accountants the matters required to be discussed by SAS 61; and
(c) the Committee has received written disclosures and a letter from its independent accountants required by ISB Standard No. 1 and has discussed with its accountants the accountants' independence; and
(d) the Committee's recommendation to the Company's Board that the audited financial statements be included in the Company's annual report on Form 10-K.
(v) Cause the Company to disclose in its proxy statements whether the Committee members are independent, the standard used in making such determination, and disclosure of information regarding any member of the Committee who is not independent.
B.  Independent Accountants.
(i) Have the authority and responsibility with the Board for the selection and evaluation of the Company's independent accountants and the selection and appointment of their successors. The
Company's independent accountants ultimately shall be accountable to the Committee and the Board.
(ii) Recommend to the Board the selection of the independent accountants. The Committee shall require the Company's independent accountants to prepare and submit to the Committee on a periodic basis a formal written statement delineating all relationships or services between said independent accountants and the Company. The Committee shall review and discuss all relationships disclosed by the Company's independent accountants which may impact upon their objectivity and independence and shall be responsible for recommending to the Company's Board any appropriate action to ensure the independence of such accountants.
(iii) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
C.  Ethical and Legal Compliance
(i) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deem necessary or appropriate.
(ii) Cause the Company to provide the New York Stock Exchange, on at least an annual basis and with respect to any changes to the composition of the Committee, with written confirmation regarding
(a) any determination made by the Company's Board concerning the independence of its auditors;
(b) the financial literacy of the Committee members;
(c) the determination that at least one member of the Committee has accounting or related financial management expertise; and
(d) the annual review and reassessment of the adequacy of this Charter;
(iii) Cause the Company to disclose in its proxy statements whether the Committee has adopted and the Board has approved a written charter for the Committee and, if applicable, include a copy of such charter as an appendix to the Company's proxy statements at least once every three years.

The foregoing Charter of the Audit Committee of the Board of Directors of Florida Rock Industries, Inc., a Florida corporation, was adopted by the Audit Committee on the 3rd day of May, 2000, and approved by the Board of Directors of said corporation on the 3rd day of May, 2000.

Florida Rock Industries, Inc.
By s/Dennis D. Frick_________
Print     Dennis D. Frick____
Its Secretary








FLORIDA ROCK INDUSTRIES, INC.
PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 7, 2001

The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Florida Rock Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida on February 7, 2001 at 9 o'clock in the morning, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1.	To approve the Company's 2000 Stock Plan

/ /  FOR	/ /  AGAINST

2.	The election of three directors to serve for a term of three years.

/ /	FOR the nominees listed	/  /  WITHHOLD AUTHORITY
     	below (except as marked	      to vote for all nominees
     	to the contrary below)	      listed below

Thompson S. Baker II, Luke E. Fichthorn III and C. J. Shepherdson

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

3.	To transact such other business as may properly come before
the meeting or any adjournments thereof.

The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 20, 2000 and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.




Dated:______________________________________

____________________________________________
Signature

____________________________________________
Signature if Held Jointly

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Personal representatives, trustees, guardians and others signing in a representative capacity should give full title. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.


PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE





















EXHIBIT



FLORIDA ROCK INDUSTRIES, INC.
2000 STOCK PLAN

SECTION 1

NAME AND PURPOSE

1.1 Name. The name of the plan shall be the Florida Rock
Industries, Inc. 2000 Stock Plan (the "Plan").

1.2. Purpose of Plan. The purpose of the Plan is to foster and promote the long-term financial success of the Company and increase stockholder value by (a) motivating superior performance by means of stock incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of a management team responsible for the long-term financial success of the Company.

SECTION 2

DEFINITIONS

2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

	(a)	"Act" means the Securities Exchange Act of 1934, as
amended.

	(b)	"Award" means any Option, Stock Appreciation Right,
Restricted Stock, Stock Bonus, or any combination thereof granted under the Plan, including Awards combining two or more types of Awards in a single grant.

	(c) 	"Board" means the Board of Directors of the Company.

	(d) 	"Code" means the Internal Revenue Code of 1986, as
amended.

	(e) 	"Committee" means a Committee of the Board, which shall
consist of two or more members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 as promulgated under the Act, or the Board which may act as the Committee.

	(f) 	"Company" means Florida Rock Industries, Inc., a Florida
corporation (and any successor thereto) and its Subsidiaries.

	(g) 	"Director Award" means an Award Other than an Incentive
Stock Option granted to an Eligible Director.

	(h) 	"Eligible Director" means a person who is serving as a
member of the Board and who is not an Employee.

	(i) 	"Employee" means any employee of the Company or any of
its Subsidiaries.

	(j) 	"Fair Market Value" means, on any date, the closing
price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such exchange (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

	(k) 	"Option" means the right to purchase Stock at a stated
price for a specified period of time. For purposes of the Plan, an Option may be either (i) an Incentive Stock Option within the meaning of Section 422 of the Code or (ii) a Nonstatutory Stock
Option.

	(l) 	"Participant" means any Employee  or Eligible Director
designated by the Committee to participate in the Plan.

	(m) 	"Plan" means the Florida Rock Industries, Inc. 2000
Stock Plan, as in effect from time to time.

	(n) 	"Restricted Stock" shall mean a share of Stock granted
to a Participant subject to such restrictions as the Committee may determine.

	(o) 	"Stock" means the Common Stock of the Company, par value
$.10 per share.

	(p) 	"Stock Appreciation Right" means the right, subject to
such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, as determined by the
Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock
Appreciation Right.
	(q)	 "Stock Bonus" means the grant of Stock as compensation
from the Company in lieu of cash salary or bonuses otherwise payable to the Participant and stock issued for service awards and other similar Employee recognition programs.

	(r) 	"Subsidiary" means any corporation, partnership, joint
venture or other entity in which the Company owns, directly or indirectly, 50% or more of the voting power or of the capital interest or profits interest of such entity.

2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3

ELIGIBILITY AND PARTICIPATION

The only persons eligible to participate in the Plan shall be those Employees and Eligible Directors selected by the Committee as Participants.

SECTION 4

POWERS OF THE COMMITTEE

4.1 Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Awards, and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

4.2 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

SECTION 5

STOCK SUBJECT TO PLAN

 5.1 Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed 750,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose

5.2 Cancelled, Terminated, Forfeited or Surrendered Awards. Any shares of Stock subject to an Award which for any reason are cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. In the event that any Award is exercised through the delivery of Stock or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Stock by the Company, the number of shares available for Awards under the Plan shall be increased by the number of shares so surrendered or withheld.

5.3 Adjustment in Capitalization. Unless the Committee shall determine otherwise, in the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate transaction or event, (i) the aggregate number of shares of Stock available for Awards under Section 5.1 and (ii) the number of shares and exercise price with respect to Options and the number, prices and dollar value of other Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

SECTION 6

STOCK OPTIONS

6.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the exercisability (if any) of the Option in the event of death, retirement, disability or termination of employment, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, or, in the case of Incentive Stock Options, as may be required by the Code. Options may also be granted in replacement of or upon assumption of options previously issued by companies acquired by the Company by merger or stock purchase, and any options so replaced or assumed may have the same terms including exercise price as the options so replaced or assumed.

6.2 Option Price. Nonstatutory Stock Options and Incentive Stock
Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

6.3 Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted.

6.4 Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant to make payment (i) by tendering, by either actual delivery of shares or by attestation, shares of Stock already owned by the Participant valued at its Fair Market Value on the date of exercise (if such Stock has been owned by the Participant for at least six months) or (ii) by electing to have the Company retain Stock which would otherwise be issued on exercise of the Option, valued at its Fair Market Value on the date of exercise. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any required tax withholding resulting from such exercise.

6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

SECTION 7

STOCK APPRECIATION RIGHTS

 7.1 SAR's In Tandem with Options. Stock Appreciation Rights may be granted to Participants in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

7.2 Other Stock Appreciation Rights. Stock Appreciation Rights may also be granted to Participants separately from any Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

SECTION 8

RESTRICTED STOCK

8.1 Grant of Restricted Stock. The Committee may grant Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock shall be subject to such restrictions, which may relate to continued employment with the Company, performance of the Company, or other restrictions, as the Committee may determine. Each grant of Restricted Stock shall be evidenced by a written agreement setting forth the terms of such Award.

8.2 Removal of Restrictions. The Committee may accelerate or waive such restrictions in whole or in part at any time in its discretion.

SECTION 9

STOCK BONUSES

9.1 Grant of Stock Bonuses. The Committee may grant a Stock Bonus to a Participant at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to an employee.

SECTION 10

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

10.1 General. The Board may from time to time amend, modify or terminate any or all of the provisions of the Plan, subject to the provisions of this Section. The Board may not change the Plan in a manner which would prevent outstanding Incentive Stock Options granted under the Plan from being Incentive Stock Options without the written consent of the optionees concerned. Furthermore, the Board may not make any amendment which would (i) modify the employees or class of employees eligible to participate in the Plan, (ii) increase the number of shares of Stock subject to Awards under the Plan pursuant to Section 5.1, (iii) change the minimum exercise price for stock options as provided in Section 6.2, or (iv) extend the last date on which options may be granted, in each case without the approval of a majority of the outstanding shares of Stock entitled to vote thereon. No amendment or modification shall affect the rights of any Participant with respect to a previously granted Award, without the written consent of the Participant.

10.2 Termination of Plan. No further Options shall be granted under the Plan subsequent to September 30, 2010, or such earlier date as may be determined by the Board.

SECTION 11

MISCELLANEOUS PROVISIONS

11.1 Nontransferability of Awards. Except as otherwise provided by the Committee (which can not so provide with respect to an Incentive Stock Option), no Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

11.2 Beneficiary Designation. Except with respect to Incentive Stock Options, each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee. In the absence of any such designation, Awards outstanding at death may be exercised by the Participant's surviving spouse, if any, or otherwise by his estate.

11.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

11.4 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.

11.5 Change of Control. Unless the Committee shall determine otherwise, on the date of a Change of Control (as herein defined), all outstanding Options and Stock Appreciation Rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. Change of Control shall mean:

		(a) 	The acquisition (other than from the Company) by
any person, entity or "group," within the meaning of Section
13(d)(3) or 14(d)(2) of the Act (excluding any acquisition or holding by (i) the Company or its subsidiaries; (ii) the directors of the Company as of October 4, 2000 and their respective affiliates; (iii) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

		(b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

		(c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, in which the Company is not the surviving entity and with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

11.6 Agreements with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee or its designee.

11.7 Company Intent. The Company intends that the Plan comply in all respects with Rule 16b-3 under the Act, and any ambiguities or inconsistencies in the construction of the Plan shall be interpreted to give effect to such intention.

11.8 Requirements of Law. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

11.9 Effective Date. The Plan shall be effective upon its adoption by the Board subject to approval by the Company's shareholders at the 2001 annual shareholders' meeting.

11.10 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.